Exhibit 4.9

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IF YOU ARE IN ANY DOUBT AS TO THE ACTION TO BE TAKEN, YOU SHOULD IMMEDIATELY CONSULT YOUR BROKER, BANK MANAGER, LAWYER, ACCOUNTANT, INVESTMENT ADVISOR OR OTHER PROFESSIONAL.

        This document relates to an exchange offer (the "Exchange Offer") made by FBL Financial Group, Inc., ("FBL"). The Exchange Offer is described in the Prospectus, dated June 16, 2004 (the "Prospectus"), and in this Letter of Transmittal (this "Letter of Transmittal"). All terms and conditions contained or otherwise referred to in the Prospectus are deemed to be incorporated in and form a part of this Letter of Transmittal. Therefore, you are urged to read the Prospectus and the items referred to therein carefully. The terms and conditions contained in the Prospectus, together with the terms and conditions governing this Letter of Transmittal and the instructions herein, are collectively referred to below as the "Terms and Conditions."

LETTER OF TRANSMITTAL
RELATING TO
THE OFFER BY FBL FINANCIAL GROUP, INC.
TO EXCHANGE 5.85% SENIOR NOTES DUE 2014,

("REGISTERED NOTES")

FOR

5.85% SENIOR NOTES DUE 2014,

("OUTSTANDING NOTES")

          THE EXCHANGE OFFER FOR THE OUTSTANDING NOTES WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 16, 2004, UNLESS EXTENDED BY FBL (THE "EXPIRATION DATE").

        Each holder of Outstanding Notes wishing to accept the Exchange Offer, except holders of Outstanding Notes executing their tenders through the Automated Tender Offer Program ("ATOP") procedures of The Depository Trust Company ("DTC"), should complete, sign and submit this Letter of Transmittal to the exchange agent, Deutsche Bank Trust Company Americas (the "Exchange Agent"), on or prior to the Expiration Date.

By Hand:
Deutsche Bank Trust Company Americas
C/O The Depository Trust Clearing Corporation
55 Water Street, 1st floor
Jeanette Park Entrance
New York, NY 10041

By Mail:
DB Services Tennessee, Inc.
Reorganization Unit
P.O. Box 292737
Nashville, TN 37229-2737

Fax: (615) 835-3701

By Overnight Mail or Courier:
DB Services Tennessee, Inc.
Corporate Trust & Agency Services
Reorganization Unit
648 Grassmere Park Road
Nashville, TN 37211

Confirm by Telephone
(615) 835-3572

Shalini Kumar
Attn: Tel: (615) 835-2788
Fax: (615) 835-3701

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE OR IN ACCORDANCE WITH THE INSTRUCTIONS HEREIN, WILL NOT CONSTITUTE VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        Questions regarding the Exchange Offer or the completion of this Letter of Transmittal should be directed to the Exchange Agent, at: 1-800-735-7777.

        This Letter of Transmittal may be used to accept the Exchange Offer if Outstanding Notes are to be tendered by effecting a book-entry transfer into the Exchange Agent's account at DTC and instructions are not being transmitted through DTC's ATOP procedures. Unless you intend to tender Outstanding Notes through ATOP, you should complete, execute and deliver this Letter of Transmittal, along with the physical certificates for the Outstanding Notes specified herein, to indicate the action you desire to take with respect to the Exchange Offer.

        Holders of Outstanding Notes tendering by book-entry transfer to the Exchange Agent's account at DTC may execute the tender through ATOP, for which the Exchange Offer is eligible. Financial institutions that are DTC participants may execute tenders through ATOP by transmitting acceptance of the Exchange Offer to DTC on or prior to the Expiration Date. DTC will verify acceptance of the Exchange Offer, execute a book-entry transfer of the tendered Outstanding Notes into the account of the Exchange Agent at DTC and send to the Exchange Agent a "book-entry confirmation," which shall include an agent's message. An "agent's message" is a message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgement from a DTC participant tendering Outstanding Notes that the participant has received and agrees to be bound by the terms of the Letter of Transmittal as an undersigned thereof and FBL may enforce such agreement against the participant. Delivery of the agent's message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the agent's message. ACCORDINGLY, HOLDERS WHO TENDER THEIR OUTSTANDING NOTES THROUGH DTC'S ATOP PROCEDURES SHALL BE BOUND BY, BUT NEED NOT COMPLETE, THIS LETTER OF TRANSMITTAL.

        Subject to the terms and conditions and applicable law, FBL will issue: for each $1,000 principal amount of Outstanding Notes, $1,000 principal amount of Registered Notes.

        Outstanding Notes may be exchanged in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. Registered Notes will be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof.

        Holders that anticipate tendering other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the capability to hold cash and securities custodially through DTC) to arrange for receipt of any Registered Notes to be delivered pursuant to the Exchange Offer and to obtain the information necessary to provide the required DTC participant and account information in this Letter of Transmittal.

        Registered Notes will be issued in exchange for Outstanding Notes in the Exchange Offer, if consummated, as soon as practicable after the Expiration Date of the Exchange Offer (the "Settlement Date").

TENDER OF OUTSTANDING NOTES

        To effect a valid tender of Outstanding Notes through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete the table below entitled "Description of Outstanding Notes Tendered" and sign the Letter of Transmittal where indicated.

        Registered Notes will be delivered in book-entry form to holders through DTC and only to the DTC account of the undersigned or the undersigned's custodian, as specified below, on the Settlement Date, or as soon as practicable thereafter.

        Failure to provide the information necessary to effect delivery of Registered Notes will render such holder's tender defective, and FBL will have the right, which it may waive, to reject such tender without notice.

DESCRIPTION OF OUTSTANDING NOTES TENDERED
(SEE INSTRUCTIONS 2 AND 3)

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Outstanding Notes Being Tendered	Name of DTC Participant and Participant's Account Number in Which Outstanding Notes are Held and/or the Corresponding Registered Notes are to be Delivered.	Aggregate Principal Amount of Outstanding Notes*
5.85% Senior Notes

Due 2014

(CUSIP: 30239F AA 4)
(CUSIP: U3136R AA 6)

*
THE PRINCIPAL AMOUNT OF OUTSTANDING NOTES TENDERED HEREBY MUST BE IN DENOMINATIONS OF U.S. $1,000 AND INTEGRAL MULTIPLES OF U.S. $1,000 IN EXCESS THEREOF WITH A MINIMUM TENDER REQUIREMENT OF U.S. $1,000. SEE INSTRUCTION 3.

        If the aggregate principal amount of the Outstanding Notes specified was held as of the date of tender by more than one beneficial owner, you may specify below the break-down of this aggregate principal amount of beneficial owner, and, in doing so, hereby instruct the Exchange Agent to treat each such beneficial owner as a separate holder. If the space below is inadequate, attach a separate signed schedule using the same format.

Beneficial Owner Name or Account Number	Principal Amount of Outstanding Notes

TOTAL:

SPECIAL RETURN INSTRUCTIONS

TO BE COMPLETED ONLY IF OUTSTANDING NOTES NOT ACCEPTED FOR EXCHANGE ARE TO BE SENT TO SOMEONE OTHER THAN THE PERSON OR PERSONS WHOSE SIGNATURES(S) APPEAR(S) WITHIN THIS LETTER OF TRANSMITTAL.

(SEE INSTRUCTION 5)

Name of DTC Participant and Participant's Account Number to Which Outstanding Notes Not Accepted For Exchange are to be Delivered.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

LADIES AND GENTLEMEN:

        The undersigned hereby tenders to FBL the aggregate principal amount of Outstanding Notes indicated in the table above entitled "Description of Outstanding Notes Tendered."

        The undersigned understands that validly tendered Outstanding Notes (or defectively tendered Outstanding Notes with respect to which FBL has, or has caused to be, waived such defect) will be deemed to have been accepted by FBL if, as and when FBL gives oral or written notice thereof to the Exchange Agent. The undersigned understands that subject to the terms and conditions, Outstanding Notes properly tendered and accepted (and not validly withdrawn) in accordance with the terms and conditions will be exchanged for Registered Notes. The undersigned understands that Outstanding Notes delivered hereby may be withdrawn at any time on or prior to the Expiration Date. The undersigned understands that Outstanding Notes delivered hereby may not be withdrawn at any time after the Expiration Date unless the Exchange Offer is extended with changes in the terms of the Exchange Offer that are, in the reasonable judgment of FBL, materially adverse to the tendering holder. The undersigned understands that, under certain circumstances, FBL may not be required to accept any of the Outstanding Notes tendered (including any Outstanding Notes tendered after the Expiration Date). If any Outstanding Notes are not accepted for exchange for any reason (or if Outstanding Notes are validly withdrawn), such unexchanged (or validly withdrawn) Outstanding Notes will be returned without expense to the undersigned's account at DTC or such other account as designated herein pursuant to the book-entry transfer procedures described in the Prospectus, as promptly as practicable after the expiration or termination of the Exchange Offer.

        Following the later of the Expiration Date or the date upon which Outstanding Notes are tendered hereby, and subject to and effective upon FBL's acceptance for exchange of the principal amount of the Outstanding Notes tendered hereby, upon the terms and conditions, the undersigned hereby:

  (1)
  irrevocably sells, assigns and transfers to or upon the order of FBL or its nominees, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Outstanding Notes tendered hereby, such that thereafter it shall have no contractual or other rights or claims in law or equity against FBL or any fiduciary, trustee, fiscal agent or other person connected with the Outstanding Notes arising under, from or in connection with such Outstanding Notes;

  (2)
  waives any and all rights with respect to the Outstanding Notes tendered hereby (including, without limitation, any existing or past defaults and their consequences in respect of such Outstanding Notes); and

  (3)
  releases and discharges FBL and Deutsche Bank Trust Company Americas, as trustee (the "Trustee") from any and all claims the undersigned may have, now or in the future, arising out of or related to the Outstanding Notes tendered hereby, including without limitation, any and all claims that the undersigned is entitled to receive additional principal or interest payments with respect to the Outstanding Notes tendered hereby (other than accrued and unpaid interest on the Outstanding Notes) or to participate in any redemption or defeasance of the Outstanding Notes tendered hereby.

        The undersigned understands that tenders of Outstanding Notes pursuant to any of the procedures described in the Prospectus and in the instructions in this Letter of Transmittal and acceptance of such Outstanding Notes by FBL will, following such acceptance, constitute a binding agreement between the undersigned and FBL upon the terms and conditions.

        All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

        The undersigned hereby represents, warrants and agrees that:

  (1)
  it has received and reviewed the Prospectus;

  (2)
  it is the beneficial owner (as defined below) of, or a duly authorized representative of one or more such beneficial owners of, the Outstanding Notes tendered hereby and it has full power and authority to execute this Letter of Transmittal;

  (3)
  the Outstanding Notes being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and FBL will acquire good, indefeasible and unencumbered title to such Outstanding Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the same are accepted by FBL;

  (4)
  it will not sell, pledge, hypothecate or otherwise encumber or transfer any Outstanding Notes tendered hereby from the date of this Letter of Transmittal and agrees that any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect;

  (5)
  in evaluating the Exchange Offer and in making its decision whether to participate therein by submitting this Letter of Transmittal and tendering its Outstanding Notes, the undersigned has made its own independent appraisal of the matters referred to in the Prospectus and in any related communications and is not relying on any statement, representation or warranty, express or implied, made to such holder by FBL or the Exchange Agent other than those contained in the Prospectus (as amended or supplemented to the Expiration Date);

  (6)
  the execution and delivery of this Letter of Transmittal shall constitute an undertaking to execute any further documents and give any further assurances that may be required in connection with any of the foregoing, in each case on and subject to the terms and conditions;

  (7)
  the submission of this Letter of Transmittal to the Exchange Agent shall, subject to a holder's ability to withdraw its tender prior to the Expiration Date, and subject to terms and conditions of the Exchange Offer generally, constitute the irrevocable appointment of the Exchange Agent as its attorney and agent, and an irrevocable instruction to such attorney and agent to complete and execute all or any form(s) of transfer and other document(s) at the discretion of such attorney and agent in relation to the Outstanding Notes tendered hereby in favor of FBL or such other person or persons as they may direct and to deliver such form(s) of transfer and other document(s) in the attorney's and/or agent's discretion and the certificate(s) and other document(s) of title relating to such Outstanding Notes' registration and to execute all such other documents and to do all such other acts and things as may be in the opinion of such attorney or agent necessary or expedient for the purpose of, or in connection with, the acceptance of the Exchange Offer, and to vest in FBL or its nominees such Outstanding Notes; and

  (8)
  the terms and conditions shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal, and the terms and conditions shall be read and construed accordingly.

        The representations and warranties and agreements of a holder tendering Outstanding Notes shall be deemed to be repeated and reconfirmed on and as of the Expiration Date and the Settlement Date. For purposes of this Letter of Transmittal, the "Beneficial Owner" of any Outstanding Notes shall mean any holder that exercises sole investment discretion with respect to such Outstanding Notes.

        The undersigned understands that tenders may not be withdrawn at any time after the Expiration Date except as set forth in the Prospectus, unless the Exchange Offer is extended with changes to the terms and conditions that are, in the reasonable judgment of FBL, materially adverse to the undersigned, in which case tenders may be withdrawn under the conditions described in the extension.

        If the Exchange Offer is amended in a manner determined by FBL to be materially adverse to tendering holders, FBL will extend the Exchange Offer for a period of two to ten business days, depending on the significance of the amendment and the manner of disclosure to such holders, if the Exchange Offer would otherwise have expired during such two- to ten-business day period. Any change in the consideration offered to holders of Outstanding Notes in the Exchange Offer shall be paid to all holders of Outstanding Notes whose securities have previously been tendered and not withdrawn pursuant to the Exchange Offer.

        If the "Special Return Instructions" box (found above) is completed, please credit the indicated DTC account for any book-entry transfers of Outstanding Notes not accepted for exchange.

        The undersigned recognizes that FBL has no obligation under the "Special Return Instructions" provision of this Letter of Transmittal to effect the transfer of any Outstanding Notes from the holder(s) of such Outstanding Notes if FBL does not accept for exchange any of the principal amount of the Outstanding Notes tendered pursuant to this Letter of Transmittal.

SIGN HERE

        By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders to FBL the principal amount of the Outstanding Notes listed in the table set forth above labeled "Description of Outstanding Notes Tendered."

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Date
Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Date
Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Date
Area Code and Telephone Number:

        If a holder of Outstanding Notes is tendering any Outstanding Notes, this Letter of Transmittal must be signed by the Registered Holder(s) exactly as the name(s) appear(s) on a securities position listing of DTC or by any person(s) authorized to become the Registered Holder(s) by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person, acting in a fiduciary or representative capacity, please set forth at the line entitled "Capacity (full title)" and submit evidence satisfactory to the Exchange Agent and FBL of such person's authority to so act. See Instruction 4.

Name(s):
(Please Type or Print)
Capacity (full title):
Address:	(Including Zip Code)

MEDALLION SIGNATURE GUARANTEE
(If required—See Instruction 4)

Signature(s) Guaranteed by an Eligible Institution:	(Authorized Signature)
(Title)
(Name of Firm)
(Address)

Dated:                         , 2004

INSTRUCTIONS FORMING PART OF THE TERMS AND
CONDITIONS OF THE EXCHANGE OFFER

        1.    Delivery of Letter of Transmittal.    This Letter of Transmittal is to be completed by tendering holders of Outstanding Notes if tender of such Outstanding Notes is to be made by book-entry transfer to the Exchange Agent's account at DTC and instructions are not being transmitted through ATOP. HOLDERS WHO TENDER THEIR OUTSTANDING NOTES THROUGH DTC'S ATOP PROCEDURES SHALL BE BOUND BY, BUT NEED NOT COMPLETE, THIS LETTER OF TRANSMITTAL; THUS, A LETTER OF TRANSMITTAL NEED NOT ACCOMPANY TENDERS EFFECTED THROUGH ATOP.

        A confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Outstanding Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or properly transmitted agent's message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

        Any financial institution that is a participant in DTC may electronically transmit its acceptance of the Exchange Offer by causing DTC to transfer Outstanding Notes to the Exchange Agent in accordance with DTC's ATOP procedures for such transfer on or prior to the Expiration Date. The Exchange Agent will make available its general participant account at DTC for the Outstanding Notes for purposes of the Exchange Offer.

        DELIVERY OF A LETTER OF TRANSMITTAL TO DTC WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT. No Letter of Transmittal should be sent to FBL or DTC.

        The method of delivery of this Letter of Transmittal and all other required documents, including delivery through DTC and any acceptance or agent's message delivered through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail, with return receipt requested and properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand-delivery service. In all cases, sufficient time should be allowed to ensure timely delivery.

        Neither FBL nor the Exchange Agent is under any obligation to notify any tendering holder of Outstanding Notes of FBL's acceptance of tendered Outstanding Notes prior to the Expiration Date.

        2.    Delivery of the Registered Notes.    Registered Notes to be issued according to the terms of the Exchange Offer, if consummated, will be delivered in book-entry form to holders of Outstanding Notes tendered in the Exchange Offer. In order to permit such delivery, the appropriate DTC participant name and number (along with any other required account information) must be provided in the table entitled "Description of the Outstanding Notes." Failure to do so will render a tender of the Outstanding Notes defective, and FBL will have the right, which it may waive, to reject such delivery. Holders that anticipate participating in the Exchange Offer other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the capability to hold securities custodially through DTC) to arrange for receipt of any Registered Notes delivered pursuant to the Exchange Offer and to obtain the information necessary to complete the table.

        3.    Amount of Tenders.    Tenders of Outstanding Notes will be accepted in denominations of U.S. $1,000 and integral multiples of U.S. $1,000 in excess thereof. Book-entry transfers to the Exchange Agent should be made in the exact principal amount of Outstanding Notes tendered.

        4.    Signatures on Letter of Transmittal; Instruments of Transfer; Guarantee of Signatures.    For purposes of this Letter of Transmittal, the term "Registered Holder" means an owner of record as well as any DTC participant that has Outstanding Notes credited to its DTC account. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (each, a "Medallion Signature Co-Obligor"). Signatures on the Letter of Transmittal need not be guaranteed if:

  •
  the Letter of Transmittal is signed by a participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes and the holder(s) has not completed the box entitled "Special Return Instructions" on the Letter of Transmittal; or

  •
  the Outstanding Notes are tendered for the account of an "eligible institution."

        An "eligible institution" is one of the following firms or other entities identified in Rule 17Ad-15 under the Securities Exchange Act of 1934 (as the terms are used in Rule 17Ad-15):

          (a)   a bank;

          (b)   a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker;

          (c)   a credit union;

          (d)   a national securities exchange, registered securities association or clearing agency; or

          (e)   a savings institution that is a participant in a Securities Transfer Association recognized program.

        If any of the Outstanding Notes tendered are held by two or more Registered Holders, all of the Registered Holders must sign the Letter of Transmittal.

        FBL will not accept any alternative, conditional, irregular or contingent tenders. By executing the Letter of Transmittal (or facsimile thereof) or directing DTC to transmit an agent's message, you waive any right to receive any notice of the acceptance of your Outstanding Notes for exchange.

        If this Letter of Transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by FBL, evidence satisfactory to FBL of their authority to so act must be submitted with this Letter of Transmittal.

        Beneficial owners whose tendered Outstanding Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender such Outstanding Notes.

        5.    Special Return Instructions.    All Outstanding Notes tendered hereby and not accepted for exchange will be returned to the undersigned according to the information provided in the table entitled "Description of the Outstanding Notes Tendered" or, if completed, according to the "Special Return Instructions" box in this Letter of Transmittal.

        6.    Transfer Taxes.    Except as set forth in this Instruction 6, FBL will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Outstanding Notes to it, or to its order, pursuant to the Exchange Offer. If payment is to be made to, or if Outstanding Notes not tendered or purchased are to be registered in the name of any persons other than the Registered Holder, or if tendered Outstanding Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the Registered Holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

        7.    Validity of Tenders.    All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by FBL in its sole discretion, which determination will be final and binding. FBL reserves the absolute right to reject any and all tenders of Outstanding Notes not in proper form or any Outstanding Notes the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. FBL also reserves the absolute right to waive any defect or irregularity in tenders of Outstanding Notes, whether or not similar defects or irregularities are waived in the case of other tendered securities. The interpretation of the terms and conditions by FBL shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as FBL shall determine. None of FBL, the Exchange Agent or any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give such notification.

        Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the holders of Outstanding Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date or the withdrawal or termination of the Exchange Offer.

        8.    Waiver of Conditions.    FBL reserves the absolute right to amend or waive any of the conditions in the exchange Offer concerning any Outstanding Notes at any time.

        9.    Withdrawal.    Tenders may be withdrawn only pursuant to the procedures and subject to the terms set forth in the Prospectus under the caption "The Exchange Offer—Withdrawal of Tenders."

        10.    Requests For Assistance or Additional Copies.    Questions and requests for assistance and requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number indicated herein.

        11.    Tax Identification Number.    Federal income tax law requires that a U.S. Holder (defined below) whose Outstanding Notes are accepted for exchange must provide the Exchange Agent with his, her or its correct taxpayer Identification Number ("TIN"), which, in the case of an exchanging U.S. Holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"), and payments made with respect to the Registered Notes or the Exchange Offer may be subject to backup withholding at a rate of 28% (subject to periodic reductions through 2010, at which time the rate is currently scheduled to be increased to 31%). If withholding results in an overpayment of taxes, a refund may be obtained.

        To prevent backup withholding, each exchanging U.S. Holder must provide his, her or its correct TIN by completing the copy of the IRS Form W-9 attached to this Letter of Transmittal, certifying that the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and that the U.S. Holder is exempt from backup withholding because (i) the holder has been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interests or dividends, or (ii) the IRS has notified the U.S. Holder that he, she or it is no longer subject to backup withholding. If the Outstanding Notes are in more than one name or are not in the name of the actual owner, consult the Form W-9 Instructions for information on which TIN to report. If you do not provide your TIN to the Exchange Agent within 60 days, backup withholding may begin and continue until you furnish your TIN.

        Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these withholding and reporting requirements. See the enclosed copy of the IRS Form W-9. In order to satisfy FBL that a foreign individual qualifies as an exempt recipient, such holder must submit a properly completed IRS Form W-8BEN (or other applicable form) certifying, under penalty of perjury, to such holder's foreign status in order establish an exemption from backup withholding. A copy of the Form W-8BEN is attached to this Letter of Transmittal. Other applicable forms may be obtained from the Exchange Agent.

        For the purposes of these instructions, a "U.S. Holder" is (i) a citizen or resident of the United States, (ii) a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or of any political subdivision thereof, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over administration of the trust and one or more U. S. persons having authority to control all substantial decisions of the trust.

        12.   The exchange of Outstanding Notes for Registered Notes will not be a taxable event for U.S. federal income tax purposes. See "Material United States Federal Income Tax Consequences" in the Prospectus.

        In order to tender, a holder of Outstanding Notes should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the Exchange Agent at its address set forth below or tender pursuant to DTC's Automated Tender Offer Program

        The Exchange Agent for the Exchange Offer is:

By Hand:
Deutsche Bank Trust Company Americas
C/O The Depository Trust Clearing Corporation
55 Water Street, 1st floor
Jeanette Park Entrance
New York, NY 10041

By Mail:
DB Services Tennessee, Inc.
Reorganization Unit
P.O. Box 292737
Nashville, TN 37229-2737

Fax: (615) 835-3701

By Overnight Mail or Courier:
DB Services Tennessee, Inc.
Corporate Trust & Agency Services
Reorganization Unit
648 Grassmere Park Road
Nashville, TN 37211

Confirm by Telephone
(615) 835-3572

Shalini Kumar
Attn: Tel: (615) 835-2788
Fax: (615) 835-3701

        Any questions or requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal, or related documents may be directed to the Exchange Agent at: 1-800-735-7777. A holder of Outstanding Notes may also contact such holder's custodian bank, depositary, broker, trust company or other nominee for assistance concerning the Exchange Offer.

Form W-9 (Rev. January 2003) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

Name

Business name, if different from above

Check appropriate box:	☐ Individual/ Sole proprietor	☐ Corporation	☐ Partnership	☐ Other	> .............................	☐ Exempt from backup withholding

Address (number, street, and apt, or suite no.)					Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

  Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note: If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number [ ][ ][ ]- [ ][ ]- [ ][ ][ ][ ]	or	Employer identification number [ ][ ]- [ ][ ][ ][ ][ ][ ]

  Part II Certification

Under penalties of perjury, I certify that:

1.
The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.
I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)

Sign Here	Signature of U.S. person >	Date >

Purpose of Form

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. person. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

    1.     Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

    2.     Certify that you are not subject to backup withholding, or

    3.     Claim exemption from backup withholding if you are a U.S. exempt payee.

    Note: If a requester gives you a form other than Form W-9 to request your TIN, you should use the requester's form. However, this form must meet the acceptable specifications described in Pub. 1167, General Rules and Specifications for Substitute Tax Forms and Schedules.

Foreign person. If you are a foreign person, use the appropriate Form W-8 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.
Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

    If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement that specifies the following five items:

    1.     The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

    2.     The treaty article addressing the income.

    3.     The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

    4.     The type and amount of income that qualifies for the exemption from tax.

    5.     Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

    If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 30% of such payments (29% after December 31, 2003; 28% after December 31, 2005). This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

    You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

    1.     You do not furnish your TIN to the requester, or

    2.     You do not certify your TIN when required (see the Part II instructions on page 4 for details), or

    3.     The IRS tells the requester that you furnished an incorrect TIN, or

    4.     The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

    5.     You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

    Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

	Cat. No. 10231X	Form W-9 (Rev. 1-2003)
Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your

Form W-9 (Rev. 1-2003)                                                                                                                           Page 2

Specific Instructions

Name

        If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

    If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor.    Enter your individual name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

Limited liability company (LLC).    If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner's name on the "Name" line. Enter the LLC's name on the "Business name" line.

Other entities.    Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

Note: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the "Exempt from backup withholding" box in the line following the business name, sign and date the form.

    Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees.    Backup withholding is not required on any payments made to the following payees:

    1.     An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

    2.     The United States or any of its agencies or instrumentalities;

    3.     A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

    4.     A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

    5.     An international organization or any of its agencies or instrumentalities.

    Other payees that may be exempt from backup withholding include:

    6.     A corporation;

    7.     A foreign central bank of issue;

    8.     A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

    9.     A futures commission merchant registered with the Commodity Futures Trading Commission;

    10.   A real estate investment trust;

    11.   An entity registered at all times during the tax year under the Investment Company Act of 1940;

    12.   A common trust fund operated by a bank under section 584(a);

    13.   A financial institution;

    14.   A middleman known in the investment community as a nominee or custodian; or

    15.   A trust exempt from tax under section 664 or described in section 4947.

    The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

If the payment is for...	THEN the payment is exempt for...:

Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt recipients 1 through 7[2]

    1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

    2 However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees; and payments for services paid by a Federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box.    If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

    If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

    If you are a single-owner LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity's EIN.

Note: See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN.    If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.ssa.gov/online/ss5.html. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at www.irs.gov.

    If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Writing "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.

    For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt from backup withholding on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

    1.     Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

    2.     Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

    3.     Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

    4.     Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

    5.     Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA or Archer MSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

    You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Form W-9 (Rev. 1-2003)                                                                                                                           Page 3

What Name and Number To Give the Requester

For this type of account:			Give name and SSN of:

1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor[2]
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or single-owner LLC		The owner[3]

For this type of account:			Give name and EIN of:

6.	Sole proprietorship or single-owner LLC		The owner[3]
7.	A valid trust, estate, or pension trust		Legal entity[4]
8.	Corporate or LLC electing corporate status on Form 8837		The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization		The organization
10.	Partnership or multi-member LLC		The partnership
11.	A broker or registered nominee		The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

4 List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.